SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2010

MISSION COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	333-12892	77-0559736
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employee
incorporation or organization)		Identification No.)

3380 South Higuera Street, San Luis Obispo, CA 93401
(Address of principal executive offices)
(Zip code)

(805) 782-5000

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 28, 2010 Harry H. Sackrider, 66,  was appointed as Interim Chief Credit Officer of Mission Community Bank,  San Luis Obispo, California, the Company’s wholly-owned banking subsidiary.  Mr. Sackrider has 43 years of banking experience, most recently serving, from 2002 to 2007, as Executive Vice President and Chief Credit Officer of Mid-State Bank & Trust, Arroyo Grande, California.  Mr. Sackrider joined Mid-State Bank & Trust in 1997, serving initially as Vice President, Corporate Banking Officer (1997-2000), and later as Senior Vice President and Real Estate Lending Credit Administrator (1997-2000).

As previously reported, Mr. Sackrider was also appointed to the Board of Directors of the Company on September 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2010	MISSION COMMUNITY BANCORP

	By:	/s/ Anita M. Robinson
Anita M. Robinson, President